U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-KA

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2004

                              XYNERGY CORPORATION
                        (formerly known as Raquel, Inc.)
       (Exact name of small business issuer as specified in its charter)

            Nevada                     0-24798              93-1123005

(State or other jurisdiction of      (Commission         (IRS Employer
of Incorporation)                    File Number)      Identification No.)

           269 So. Beverly Drive, Suite 938, Beverly Hills, CA 90212
                    (Address of principal executive offices)

                                 (310) 274-0086
                        (Registrant's telephone number)

                            Current Report: Form 8-K

Item 2. Acquisition or Disposition of Assets

      On August 8, 2004 Xynergy signed a Purchase Agreement and Plan of Exchange for the acquisition of Indigo Technologies, Inc., a Georgia corporation. The agreement contained certain contingencies with a deadline of October 31, 2004. On December 20, 2004 Xynergy terminated the acquisition of Indigo Technologies, Inc. Certain terms of the acquisition that were deadlined for October 31, 2004 had not yet not been met. That, compounded with the fact that Xynergy management did not have a good faith belief that Indigo's audit would be completed in a timely basis, prompted management in its decision.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      XYNERGY CORPORATION
                                      (Registrant)


Dated: December 23, 2004              By: /s/
                                         --------------------------------------
                                         Raquel Zepeda, Chief Executive Officer